First Quarter 2025 Earnings Presentation and Business Update February 4, 2025

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Q1 2025 Results & Business Update 1. See non-GAAP reconciliation in appendix. 798 788 662 Q1 2024 Q4 2024 Q1 2025 -16% 138 73 46 Q1 2024 Q4 2024 Q1 2025 -37% 214 140 99 Q1 2024 Q4 2024 Q1 2025 -29% 4.12 2.43 1.63 Q1 2024 Q4 2024 Q1 2025 -33% Net Sales $M Net Income $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 3.61 2.02 1.31 Q1 2024 Q4 2024 Q1 2025 -35% Diluted EPS $/share Organic volume down 5% compared to double-digit percentage volume growth in Q1 2024 On track with organic investments – preparing new equipment to come online to support PVC and HDPE water products later in fiscal 2025; focused on progressing opportunities within our pipeline of global megaprojects Returned cash to shareholders by repurchasing $50M in stock and paying $11M in dividends in Q1 2025 Published 2024 Sustainability Report highlighting progress towards our 2025 ESG goals and additional initiatives, including developing EPDs for core product offerings covering approximately half of Atkore’s global sales Modifying FY 2025 Adjusted EBITDA Outlook to $375M - $425M Business Update

4© Atkore Q1 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net Sales. ($’s in millions) Q1 2025 Q1 2024 Y/Y Change Y/Y % Change Net Sales $661.6 $798.5 ($136.9) (17.1%) Operating Income $67.9 $175.5 ($107.5) (61.3%) Net Income $46.3 $138.4 ($92.0) (66.5%) Adjusted EBITDA1 $99.2 $213.5 ($114.4) (53.6%) Adjusted EBITDA Margin2 15.0% 26.7% (1170 bps) - Tax Rate 20.9% 17.5% 340 bps - Net Income Per Share (Diluted) $1.31 $3.61 ($2.30) (63.8%) Adjusted Diluted EPS1 $1.63 $4.12 ($2.49) (60.4%)

5© Atkore Consolidated Atkore Bridges 1. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate. 2. See non-GAAP reconciliation in appendix. Adjusted EBITDA Bridge2 Net Sales BridgeQ1 2025 $44 $96 $4 2024 Volume/Mix Price Other1 2025 $798M $662M $18 $96 $8 $7 2024 Volume/Mix Price Cost Changes Other1 2025 $214M $99M Net Sales % Change $4.12 $1.63 $2.55 $0.12 $0.06 2024 Quarterly Results Share Count Other1 2025 Adjusted Diluted EPS Bridge2 Volume/Mix (5%) Price (12%) Other1 0% Total (17%)

Key Product Area Trends & Portfolio Update

Atkore

FY 2025 YTD Net Sales by Key Product Area[1]		Year-over-Year Volume/Mix % Change: FY 2025 YTD vs. FY 2024 YTD	Year-over-Year Volume/Mix % Change: FY 2024 YTD vs. FY 2023 YTD	Product Area Trends & Portfolio Updates
Metal Framing, Cable Management & Construction Services	27%	**+ MSD%**	+ HSD%	• Growth attributable to megaproject activity • Full year expected to benefit from megaproject activity and contributions from new equipment in 2H 2025
Plastic Pipe, Conduit & Fittings	26%	**- MSD%**	+ HSD%	• Substantial comparison for PVC related products after double digit growth in Q1 2024 • Import competition gaining momentum in PVC market • Expect stimulus benefits for HDPE telecom products in late CY 2025 • Full year expectations include growth from water related products
Metal Electrical Conduit & Fittings	19%	**- HSD%**	+ DD%	• Volume performance reflective of strong prior year comparison before import prices gained traction • Monitoring the impact of potential tariffs
Electrical Cable & Flexible Conduit	17%	**- LSD%**	+ MSD%	• Growth moderating from strong performance in Q4 2024 • Patented and differentiated products recognized as best in class
Mechanical Tube & Other	11%	**- DD%**	+ DD%	• Downstream constraints for high voltage equipment impacting installation of utility scale solar projects • Broader market softness in Q1 impacting demand
	$662M	**- 5%**	+ 13%	

© Atkore

1. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.
Source: Management estimates.

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7© Atkore Segment Results $33 $96 2024 Volume/Mix Price $0 Other1 2025 $594M $465M Q1 Net Sales Bridge $11 $1 $4 2024 Volume/Mix Price Other1 2025 $205M $197M Q1 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q1 2025 Q1 2024 Y/Y Change Net Sales $465.4 $593.7 (21.6%) Adjusted EBITDA $92.4 $204.4 (54.8%) Adjusted EBITDA Margin 19.9% 34.4% (1450 bps) ($’s in millions) Q1 2025 Q1 2024 Y/Y Change Net Sales $196.7 $205.1 (4.1%) Adjusted EBITDA $15.6 $19.5 (20.2%) Adjusted EBITDA Margin 7.9% 9.5% (160 bps) 1. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate.

8© Atkore FY25 YTD Cash Bridge $M Cash & Balance Sheet Summary $74 $41 $50 $11 $13 FY24 YE Cash Balance Cash Flow From Operating Activities Capital Expenditures Stock Repurchases Dividend Payment Net Other Uses of Cash FY25 YTD Cash Balance $351M $310M Debt Maturity Profile $M $325 $373 $400 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes Atkore’s strong balance sheet enables continued execution of our capital deployment model with cash generated by the business

Updated FY 2025 Outlook

Outlook Summary

Outlook Items for Consolidated Atkore	Q2 2025 Outlook	FY 2025 Outlook	Updates to FY 2025 Outlook Midpoint
Net Sales	$685M – $715M	$2.85B – $2.95B	($0.15B)
Adjusted EBITDA[1]	$85M – $95M	$375M – $425M	($100M)
Adjusted Diluted EPS[1]	$1.30– $1.50	$5.75 – $6.85	($2.05)
Interest Expense		$38M – $42M	–
Tax Rate		~23% – 25%	(100 bps)
Capital Expenditures		$100M – $125M	–
Stock Repurchases		≥$150M	–
Diluted Shares Outstanding[2]		33M – 35M	–

Assumptions

	Net Sales	Adjusted EBITDA[1]	Additional Comments
Volume Growth	LSD% – MSD%	30% – 35% Incremental Margin	Volume growth across both segments inclusive of growth initiatives
Price vs. Cost	Price Down $395M – $435M	Price vs. Cost Down $395M – $435M	Impact driven primarily from PVC Conduit and Steel Conduit

© Atkore

1. Reconciliations of the forward-looking quarterly and full-year 2025 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.
2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted Diluted EPS outlook.

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10© Atkore Atkore: A Compelling Investment Outstanding Financial Profile Strong liquidity position with a balance sheet ready to support and help drive future growth Differentiated & Diversified Product Portfolio Diverse portfolio of electrical infrastructure products that support a wide range of end market applications through all stages of construction Strong Secular Tailwinds Our products and solutions are critical to expanding access to renewable energy, grid hardening, investment in digital infrastructure and electrification Capital Deployment Model Focused on Shareholder Returns Disciplined approach to capital deployment focused on growing the business and returning cash to shareholders Opportunities for Growth Investing to enhance our capabilities to support global megaprojects and grow in water-related end markets for PVC and HDPE

11© Atkore Appendix

12© Atkore Segment Information Three months ended December 27, 2024 December 29, 2023 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 465,355 $ 92,387 19.9% $ 593,661 $ 204,360 34.4 % Safety & Infrastructure 196,724 15,579 7.9% 205,127 19,512 9.5 % Eliminations (482) (306) Consolidated operations $ 661,597 $ 798,481

13© Atkore Consolidated Atkore Inc. Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Three months ended (in thousands, except per share data) December 27, 2024 September 30, 2024 December 29, 2023 Net income $ 46,336 $ 73,119 $ 138,381 Stock-based compensation 6,097 6,027 4,757 Intangible asset amortization 11,699 13,607 14,467 Other (a) (3,441) (1,610) 3,611 Pre-tax adjustments to net income 14,355 18,024 22,835 Tax effect (3,589) (4,506) (5,709) Adjusted net income $ 57,102 $ 86,637 $ 155,507 Weighted-average diluted common shares outstanding 35,040 35,668 37,745 Net income per diluted share $ 1.31 $ 2.02 $ 3.61 Adjusted net income per diluted share $ 1.63 $ 2.43 $ 4.12 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

14© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) December 27, 2024 September 30, 2024 December 29, 2023 Net income $ 46,336 $ 73,119 $ 138,381 Interest expense, net 8,209 9,526 7,793 Income tax expense 12,260 18,759 29,272 Depreciation and amortization 29,333 32,611 29,020 Stock-based compensation 6,097 6,027 4,757 Other (a) (3,085) 108 4,300 Adjusted EBITDA $ 99,150 $ 140,150 $ 213,523 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

15© Atkore Total Debt to Net Debt Consolidated Atkore Inc. (in thousands) December 27, 2024 September 30, 2024 June 28, 2024 March 29, 2024 December 29, 2023 September 30, 2023 Long-term debt $ 765,375 $ 764,838 $ 764,300 $ 763,762 $ 763,225 $ 762,687 Total debt 765,375 764,838 764,300 763,762 763,225 762,687 Less cash and cash equivalents 310,444 351,385 $ 303,657 368,050 380,922 388,114 Net debt $ 454,931 $ 413,453 $ 460,643 $ 395,712 $ 382,303 $ 374,573

16© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) December 27, 2024 December 29, 2023 Net cash provided by operating activities $ 74,374 $ 158,106 Capital expenditures (41,295) (44,331) Free Cash Flow $ 33,079 $ 113,775

17© Atkore Abbreviations listed in alphanumeric order Glossary of Terms Abbreviation Description 1H First Half 2H Second Half ABS Atkore Business System Adj. Adjusted AI Artificial Intelligence B Billion Capex Capital Expenditures CY Calendar Year DD% Double Digit Percentage EBITDA Earnings Before Interest, Taxes, Depreciation, & Amortization EPD Environmental Product Declaration EPS Earnings Per Share ESG Environmental, Social, and Governance Est. Estimated Excl. Excluding FX or F/X Foreign Exchange FY Fiscal Year HDPE High Density Polyethylene HSD% High Single Digit Percentage Abbreviation Description IPO Initial Public Offering LDD% Low Double Digit Percentage LSD% Low Single Digit Percentage M Million M&A Mergers & Acquisitions MSD% Mid Single Digit Percentage PVC Polyvinyl Chloride Q1 First Fiscal Quarter Q2 Second Fiscal Quarter Q3 Third Fiscal Quarter Q4 Fourth Fiscal Quarter RSC Regional Service Center S&I Safety & Infrastructure TTM Trailing Twelve Months U.S. United States of America USD United States Dollar #X Number of Times YE Year End YTD Year to Date

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